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                                                                    EXHIBIT 12.1

                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

     I, He Yuhua, co-principal executive officer of Guangshen Railway Company Limited ("Guangshen"), or Guangshen, certify that:

     1.   I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Guangshen and have:

          a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c. evaluated the effectiveness of Guangshen's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d. disclosed in this report any change in Guangshen's internal control over financial reporting that occurred during the period covered by the annual

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               report that has materially affected, or is reasonably likely to materially affect, Guangshen's internal control over financial reporting; and

     5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent functions):

          a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Guangshen's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal control over financial reporting.

Date: June 26, 2008                        By:      /s/  He Yuhua
                                              ----------------------------------
                                              He Yuhua
                                              Chairman of the Board of Directors

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                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

     I, Yang Yiping, co-principal executive officer of Guangshen Railway Company Limited ("Guangshen"), or Guangshen, certify that:

     1.   I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Guangshen and have:

          a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c. evaluated the effectiveness of Guangshen's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d. disclosed in this report any change in Guangshen's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Guangshen's internal control over financial reporting; and

     5. Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Guangshen's auditors and the

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audit committee of Guangshen's board of directors (or persons performing the equivalent functions):

          a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Guangshen's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal control over financial reporting.

Date: June 26, 2008                                By:      /s/ Yang Yiping
                                                       -------------------------
                                                       Yang Yiping
                                                       General Manager

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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Yao Xiaocong, principal financial officer of Guangshen Railway Company Limited ("Guangshen"), or Guangshen, certify that:

     1.   I have reviewed this annual report on Form 20-F of Guangshen;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Guangshen as of, and for, the periods presented in this report;

     4. Guangshen's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Guangshen and have:

          a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Guangshen, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c. evaluated the effectiveness of Guangshen's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d. disclosed in this report any change in Guangshen's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Guangshen's internal control over financial reporting; and

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     5.   Guangshen's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Guangshen's auditors and the audit committee of Guangshen's board of directors (or persons performing the equivalent functions):

          a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Guangshen's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in Guangshen's internal control over financial reporting.

Date: June 26, 2008                                By: /s/  Yao Xiaocong
                                                       -------------------------
                                                       Yao Xiaocong
                                                       Chief Accountant